E. W. BLANCH CO.
                                                 Reinsurance Services


             Excess Catastrophe Reinsurance Contract
                   Effective:  January 1, 1996

                            issued to

                      Meridian Mutual Group
                      Indianapolis, Indiana
     (hereinafter referred to collectively as the "Company")

                               by

           The Subscribing Reinsurer(s) Executing the
             Interests and Liabilities Agreement(s)
                         Attached Hereto
          (hereinafter referred to as the "Reinsurer")




Preamble

The "Meridian Mutual Group" for purposes of this Contract shall consist of Meridian Mutual Insurance Company, Meridian Security Insurance Company and Vernon Fire and Casualty Insurance Company, all of Indianapolis, Indiana. It is understood that Meridian Mutual Insurance Company shall be deemed the agent of the other reinsured companies for purposes of sending or receiving notices required by the terms and conditions of this Contract, and for purposes of remitting or receiving any monies due any party.


Article I - Classes of Business Reinsured

By this Contract the Reinsurer agrees to reinsure the excess liability which may accrue to the Company under its policies, contracts and binders of insurance or reinsurance (hereinafter called "policies") in force at the effective date hereof or issued or renewed on or after that date, and classified by the Company as Fire, Allied Lines, Homeowners (property perils only), Mobile Homeowners (property perils only), Farmowners (property perils only), Commercial Multiple Peril (property perils only), Businessowners (property perils only), Earthquake, Inland Marine and Automobile Physical Damage (comprehensive coverage only) business, subject to the terms, conditions and limitations set forth herein and in Schedule A attached to and forming part of this Contract.


Article II - Term

A. This Contract shall become effective on January 1, 1996, with respect to losses arising out of loss occurrences commencing on or after that date, and shall remain in force until December 31, 1996, both days inclusive.

B. If this Contract expires while a loss occurrence covered hereunder is in progress, the Reinsurer's liability hereunder shall, subject to the other terms and conditions of this Contract, be determined as if the entire loss occurrence had occurred prior to the expiration of this Contract, provided that no part of such loss occurrence is claimed against any renewal or replacement of this Contract.


Article III - Territory

The liability of the Reinsurer shall be limited to losses under policies covering property located within the territorial limits of the United States of America, its territories or possessions, Puerto Rico, the District of Columbia and Canada; but this limitation shall not apply to moveable property if the Company's policies provide coverage when said moveable property is outside the aforesaid territorial limits.


Article IV - Exclusions

This Contract shall not apply to:

      1.   Reinsurance accepted by the Company other than:

          a. Facultative reinsurance on a share basis of risks accepted individually and not forming part of any agreement, or

          b. Local agency reinsurance on a share basis accepted in the normal course of business.

      2. Nuclear incident per the following clauses attached hereto:

          a.   "Nuclear Incident Exclusion Clause - Physical
          Damage Reinsurance - U.S.A." (NMA 1119);

          b.   "Nuclear Incident Exclusion Clause - Physical
          Damage Reinsurance - Canada" (NMA 1980);

          c.   "Nuclear Energy Risks Exclusion Clause
          (Reinsurance) (1994) (Worldwide Excluding U.S.A. &
          Canada)" (NMA 1975(a)).

      3. Pool, association, or syndicate business as excluded by the provisions of the "Pools, Associations and Syndicates Exclusion Clause" attached to and forming part of this Contract.

      4. Any liability of the Company arising from its participation or membership in any insolvency fund.

      5.   Credit, financial guarantee and insolvency business.

      6.   War risks as excluded in any standard policy.

      7. Policies written to apply in excess of underlying insurance or policies written with a deductible or franchise of more than $10,000; however, this exclusion shall not apply to policies which provide a percentage deductible or franchise in connection with earthquake or windstorm.

      8.   Insurance on growing crops.

      9. Insurance against flood, surface water, waves, tidal water or tidal wave, overflow of streams or other bodies of water or spray from any of the foregoing, all whether driven by wind or not, when written as such; however, this exclusion shall not apply as respects the foregoing perils included in Commercial Multiple Peril, Homeowners Multiple Peril, Farmowners Multiple Peril, Inland Marine, Businessowners, Mobile Homeowners, and Automobile Physical Damage policies, and in endorsements to Fire and Extended Coverage policies.

      10. Mortgage impairment insurance and similar kinds of insurance, howsoever styled, providing coverage to an insured with respect to its mortgagee interest in property or its owner interest in foreclosed property.

      11. Difference in conditions insurance and similar kinds of insurance, howsoever styled.

      12. Risks which have a total insurable value of more than $250,000,000.

      13. Any collection of fine arts with an insurable value of $5,000,000 or more.

      14.  Inland Marine business with respect to the following:

          a.   All bridges and tunnels;

          b. Cargo insurance when written as such with respect to ocean, lake, or inland waterways vessels;

          c. Commercial negative film insurance and cast insurance;

          d.   Drilling rigs, except water well drilling rigs;

          e.   Furriers' customers policies;

          f.   Garment contractors policies;

          g. Insurance on livestock under so-called "mortality policies," when written as such;

          h. Jewelers' block policies and furriers' block policies;

          i.   Mining equipment while underground;

          j.   Radio and television broadcasting towers;

          k. Registered mail insurance when the limit of any one addressee on any one day is more than $50,000;

          l. Watercraft other than watercraft insured under personal property floaters, yacht and/or outboard policies, homeowners, farmowners, or recreational vehicle policies.

      15. Automobile physical damage business with respect to the following:

          a.   Insurance against collision;

          b.   Insurance against theft or larceny;

          c.   Manufacturers' stocks at factories or warehouses.

      16.  Seepage and/or pollution and/or contamination.

      17. Losses in respect of overhead transmission and distribution lines and their supporting structures other than those on or within 150 meters (or 500 feet) of the insured premises.

           It is understood and agreed that public utilities extension and/or suppliers extension and/or contingent business interruption coverages are not subject to this exclusion provided that these are not part of a transmitters' or distributors' policy.

      18.  Extra Contractual Obligations and Loss In Excess of
      Policy Limits.


Article V - Retention and Limit

A. As respects each excess layer of reinsurance coverage provided by this Contract, the Company shall retain and be liable for the first amount of ultimate net loss, shown as "Company's Retention" for that excess layer in Schedule A attached hereto, arising out of each loss occurrence. The Reinsurer shall then be liable, as respects each excess layer, for 95.0% of the amount by which such ultimate net loss exceeds the Company's applicable retention, but the liability of the Reinsurer under each excess layer shall not exceed 95.0% of the amount, shown as "Reinsurer's Per Occurrence Limit" for that excess layer in Schedule A attached hereto, as respects any one loss occurrence.

B. As respects each excess layer of reinsurance coverage provided by this Contract, the Company shall retain, (net and unreinsured elsewhere, as respects the Fourth and Fifth excess layers), in addition to its initial retention for each loss occurrence, 5.0% of the excess ultimate net loss to which the excess layer applies. As respects the Second and Third excess layers of reinsurance coverage, the Company's initial retention and such additional retention shall be subject to the reinsurance set forth in paragraph C below.

C. The Company shall be permitted to carry underlying aggregate excess catastrophe reinsurance recoveries under which shall inure solely to the benefit of the Company and be entirely disregarded in applying all of the provisions of this Contract.


Article VI - Reinstatement

A. In the event all or any portion of the reinsurance under any excess layer of reinsurance coverage provided by this Contract is exhausted by loss, the amount so exhausted shall be reinstated immediately from the time the loss occurrence commences hereon. For each amount so reinstated the Company agrees to pay additional premium calculated as follows:

      1. The percentage of the occurrence limit for the excess layer reinstated (based on the loss paid by the Reinsurer under that excess layer); times

      2. The earned reinsurance premium for the excess layer reinstated for the term of this Contract (exclusive of reinstatement premium).

B. Whenever the Company requests payment by the Reinsurer of any loss under any excess layer hereunder, the Company shall submit a statement to the Reinsurer of reinstatement premium due the Reinsurer for that excess layer. If the earned reinsurance premium for any excess layer for the term of this Contract has not been finally determined as of the date of any such statement, the calculation of reinstatement premium due for that excess layer shall be based on the annual deposit premium for that excess layer and shall be readjusted when the earned reinsurance premium for that excess layer for the term of this Contract has been finally determined. Any reinstatement premium shown to be due the Reinsurer for any excess layer as reflected by any such statement (less prior payments, if any, for that excess layer) shall be payable by the Company concurrently with payment by the Reinsurer of the requested loss for that excess layer. Any return reinstatement premium shown to be due the Company shall be remitted by the Reinsurer as promptly as possible after receipt and verification of the Company's statement.

C. Notwithstanding anything stated herein, the liability of the Reinsurer under any excess layer of reinsurance coverage provided by this Contract shall not exceed either of the following:

      1.   95.0% of an amount, shown as "Reinsurer's Per
      Occurrence Limit" for that excess layer in Schedule A attached hereto, as respects loss or losses arising out of any one loss occurrence; or

      2.   95.0% of an amount, shown as "Reinsurer's Annual
      Limit" for that excess layer in Schedule A attached hereto, in all during the term of this Contract.


Article VII - Definition of Ultimate Net Loss

"Ultimate net loss" as used herein is defined as the sum or sums (including interest on judgments, litigation expenses and all other loss adjustment expenses, except office expenses and salaries of the Company's regular employees) paid or payable by the Company in settlement of claims and in satisfaction of judgments rendered on account of such claims, after deduction of all salvage, all recoveries and all claims on inuring insurance or reinsurance, whether collectible or not. Nothing herein shall be construed to mean that losses under this Contract are not recoverable until the Company's ultimate net loss has been ascertained.


Article VIII - Other Reinsurance

A. The Company shall maintain in force excess per risk reinsurance, recoveries under which shall inure to the benefit of this Contract.

B. The Company shall be permitted to carry underlying excess catastrophe reinsurance, recoveries under which shall inure solely to the benefit of the Company and be entirely disregarded in applying all of the provisions of this Contract.


Article IX - Loss Occurrence (NMA 2244/BRMA 27A)

A. The term "loss occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one "loss occurrence" shall be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event, except that the term "loss occurrence" shall be further defined as follows:

      1. As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Company occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.

      2. As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Company occurring during any period of 72 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of 72 consecutive hours may be extended in respect of individual losses which occur beyond such 72 consecutive hours during the continued occupation of an assured's premises by strikers, provided such occupation commenced during the aforesaid period.

      3. As regards earthquake (the epicentre of which need not necessarily be within the territorial confines referred to in paragraph A of this Article) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Company's "loss occurrence."

      4. As regards "freeze," only individual losses directly occasioned by collapse, breakage of glass and water damage
      (caused by bursting frozen pipes and tanks) may be included in the Company's "loss occurrence."

B. Except for those "loss occurrences" referred to in subparagraphs 1 and 2 of paragraph A above, the Company may choose the date and time when any such period of consecutive hours commences, provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss, and provided that only one such period of 168 consecutive hours shall apply with respect to one event.

C. However, as respects those "loss occurrences" referred to in subparagraphs 1 and 2 of paragraph A above, if the disaster, accident or loss occasioned by the event is of greater duration than 72 consecutive hours, then the Company may divide that disaster, accident or loss into two or more "loss occurrences," provided that no two periods overlap and no individual loss is included in more than one such period, and provided that no period commences earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss.

D. No individual losses occasioned by an event that would be covered by 72 hours clauses may be included in any "loss occurrence" claimed under the 168 hours provision.


Article X - Loss Notices and Settlements

A. Whenever losses sustained by the Company appear likely to result in a claim hereunder, the Company shall notify the Reinsurer, and the Reinsurer shall have the right to participate in the adjustment of such losses at its own expense.

B. All loss settlements made by the Company, provided they are within the terms of the original policies (or within the terms of extra contractual obligations coverage, if any, provided under this Contract) and within the terms of this Contract, shall be binding upon the Reinsurer. The Reinsurer agrees to pay all amounts for which it may be liable upon receipt of reasonable evidence of the amount paid (or scheduled to be paid) by the Company. The Company shall be the sole judge of what is covered by an original policy.


Article XI - Salvage and Subrogation

The Reinsurer shall be credited with salvage (i.e., reimbursement obtained or recovery made by the Company, less the actual cost, excluding salaries of officials and employees of the Company and sums paid to attorneys as retainer, of obtaining such reimbursement or making such recovery) on account of claims and settlements involving reinsurance hereunder. Salvage thereon shall always be used to reimburse the excess carriers in the reverse order of their priority according to their participation before being used in any way to reimburse the Company for its primary loss. The Company hereby agrees to enforce its rights to salvage or subrogation relating to any loss, a part of which loss was sustained by the Reinsurer, and to prosecute all claims arising out of such rights.


Article XII - Premium

A. As premium for each excess layer of reinsurance coverage provided by this Contract, the Company shall pay the Reinsurer the greater of the following:

      1. The amount, shown as "Annual Minimum Premium" for that excess layer in Schedule A attached hereto; or

      2. The percentage, shown as "Premium Rate" for that excess layer in Schedule A attached hereto, of the Company's net earned premium for the term of this Contract.

B. The Company shall pay the Reinsurer an annual deposit premium for each excess layer of an amount, shown as "Annual Deposit Premium" for that excess layer in Schedule A attached hereto, in four equal installments of an amount, shown as "Quarterly Deposit Premium" for that excess layer in Schedule A attached hereto, on January 1, April 1, July 1 and October 1 of 1996.

C. Within 60 days after the expiration of this Contract, the Company shall provide a report to the Reinsurer setting forth the premium due hereunder for each excess layer, computed in accordance with paragraph A, and any additional premium due the Reinsurer or return premium due the Company for each such excess layer shall be remitted promptly.

D. "Net earned premium" as used herein is defined as gross earned premium of the Company for the classes of business reinsured hereunder, less the earned portion of premiums ceded by the Company for reinsurance which inures to the benefit of this Contract. For purposes of calculating net earned premium, 90% of the total basic policy premium as respects Homeowners, Mobilehomeowners and Farmowners business, 70% of the total basic policy premium as respects Businessowners and Commercial Multiple Peril, and 100% of the Comprehensive portion of the premium for Automobile Physical Damage business shall be considered subject premium.


Article XIII - Offset (BRMA 36C)

The Company and the Reinsurer shall have the right to offset any balance or amounts due from one party to the other under the terms of this Contract. The party asserting the right of offset may exercise such right any time whether the balances due are on account of premiums or losses or otherwise.


Article XIV - Access to Records (BRMA 1D)

The Reinsurer or its designated representatives shall have access at any reasonable time to all records of the Company which pertain in any way to this reinsurance.


Article XV - Net Retained Lines (BRMA 32E)

A. This Contract applies only to that portion of any policy which the Company retains net for its own account (prior to deduction of any underlying reinsurance specifically permitted in this Contract), and in calculating the amount of any loss hereunder and also in computing the amount or amounts in excess of which this Contract attaches, only loss or losses in respect of that portion of any policy which the Company retains net for its own account shall be included.

B. The amount of the Reinsurer's liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurer(s), whether specific or general, any amounts which may have become due from such reinsurer(s), whether such inability arises from the insolvency of such other reinsurer(s) or otherwise.


Article XVI - Errors and Omissions (BRMA 14F)

Inadvertent delays, errors or omissions made in connection with this Contract or any transaction hereunder shall not relieve either party from any liability which would have attached had such delay, error or omission not occurred, provided always that such error or omission is rectified as soon as possible after discovery.


Article XVII - Currency (BRMA 12A)

A. Whenever the word "Dollars" or the "$" sign appears in this Contract, they shall be construed to mean United States
   Dollars and all transactions under this Contract shall be in United States Dollars.

B. Amounts paid or received by the Company in any other currency shall be converted to United States Dollars at the rate of exchange at the date such transaction is entered on the books of the Company.


Article XVIII - Taxes (BRMA 50C)

In consideration of the terms under which this Contract is issued, the Company will not claim a deduction in respect of the premium hereon when making tax returns, other than income or profits tax returns, to any state or territory of the United States of America, the District of Columbia or Canada.


Article XIX - Federal Excise Tax (BRMA 17A)

(Applicable to those reinsurers, excepting Underwriters at Lloyd's London and other reinsurers exempt from Federal Excise
Tax, who are domiciled outside the United States of America.)

A. The Reinsurer has agreed to allow for the purpose of paying the Federal Excise Tax the applicable percentage of the premium payable hereon (as imposed under Section 4371 of the Internal Revenue Code) to the extent such premium is subject to the Federal Excise Tax.

B. In the event of any return of premium becoming due hereunder the Reinsurer will deduct the applicable percentage from the return premium payable hereon and the Company or its agent should take steps to recover the tax from the United States Government.


Article XX - Unauthorized Reinsurers

A. If the Reinsurer is unauthorized in any state of the United States of America or the District of Columbia, the Reinsurer agrees to fund its share of the Company's ceded United States outstanding loss and loss adjustment expense reserves by:

      1. Clean, irrevocable and unconditional letters of credit issued and confirmed, if confirmation is required by the insurance regulatory authorities involved, by a bank or banks meeting the NAIC Securities Valuation Office credit standards for issuers of letters of credit and acceptable to said insurance regulatory authorities; and/or

      2.   Escrow accounts for the benefit of the Company;
      and/or

      3.   Cash advances;

   if, without such funding, a penalty would accrue to the Company on any financial statement it is required to file with the insurance regulatory authorities involved. The Reinsurer, at its sole option, may fund in other than cash if its method and form of funding are acceptable to the insurance regulatory authorities involved.

B. If the Reinsurer is unauthorized in any province or
   jurisdiction of Canada, the Reinsurer agrees to fund 115% of its share of the Company's ceded Canadian outstanding loss and loss adjustment expense reserves by:

      1. A clean, irrevocable and unconditional letter of credit issued and confirmed, if confirmation is required by the insurance regulatory authorities involved, by a Canadian bank or banks meeting the NAIC Securities Valuation Office credit standards for issuers of letters of credit and acceptable to said insurance regulatory authorities, for no more than 15/115ths of the total funding required; and/or

      2. Cash advances for the remaining balance of the funding required;

   if, without such funding, a penalty would accrue to the Company on any financial statement it is required to file with the insurance regulatory authorities involved.

C. With regard to funding in whole or in part by letters of credit, it is agreed that each letter of credit will be in a form acceptable to insurance regulatory authorities involved, will be issued for a term of at least one year and will include an "evergreen clause," which automatically extends the term for at least one additional year at each expiration date unless written notice of non-renewal is given to the Company not less than 30 days prior to said expiration date. The Company and the Reinsurer further agree, notwithstanding anything to the contrary in this Contract, that said letters of credit may be drawn upon by the Company or its successors in interest at any time, without diminution because of the insolvency of the Company or the Reinsurer, but only for one or more of the following purposes:

      1. To reimburse itself for the Reinsurer's share of losses and/or loss adjustment expenses paid under the terms of policies reinsured hereunder, unless paid in cash by the Reinsurer;

      2. To reimburse itself for the Reinsurer's share of any other amounts claimed to be due hereunder, unless paid in cash by the Reinsurer;

      3. To fund a cash account in an amount equal to the Reinsurer's share of any ceded outstanding loss and loss adjustment expense reserves funded by means of a letter of credit which is under non-renewal notice, if said letter of credit has not been renewed or replaced by the Reinsurer 10 days prior to its expiration date;

      4. To refund to the Reinsurer any sum in excess of the actual amount required to fund the Reinsurer's share of the Company's ceded outstanding loss and loss adjustment expense reserves, if so requested by the Reinsurer.

   In the event the amount drawn by the Company on any letter of credit is in excess of the actual amount required for C(1) or C(3), or in the case of C(2), the actual amount determined to be due, the Company shall promptly return to the Reinsurer the excess amount so drawn.


Article XXI - Insolvency

A. In the event of the insolvency of one or more of the reinsured companies, this reinsurance shall be payable directly to the company or to its liquidator, receiver, conservator or statutory successor immediately upon demand, with reasonable provision for verification, on the basis of the liability of the company without diminution because of the insolvency of the company or because the liquidator, receiver, conservator or statutory successor of the company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the company shall give written notice to the Reinsurer of the pendency of a claim against the company indicating the policy or bond reinsured which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the Court, against the company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the company solely as a result of the defense undertaken by the Reinsurer.

B. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the company.

C. It is further understood and agreed that, in the event of the insolvency of one or more of the reinsured companies, the reinsurance under this Contract shall be payable directly by the Reinsurer to the company or to its liquidator, receiver or statutory successor, except as provided by Section 4118(a) of the New York Insurance Law or except (a) where this Contract specifically provides another payee of such reinsurance in the event of the insolvency of the company or (b) where the Reinsurer with the consent of the direct insured or insureds has assumed such policy obligations of the company as direct obligations of the Reinsurer to the payees under such policies and in substitution for the obligations of the company to such payees.


Article XXII - Arbitration (BRMA 6J)

A. As a condition precedent to any right of action hereunder, in the event of any dispute or difference of opinion hereafter arising with respect to this Contract, it is hereby mutually agreed that such dispute or difference of opinion shall be submitted to arbitration. One Arbiter shall be chosen by the Company, the other by the Reinsurer, and an Umpire shall be chosen by the two Arbiters before they enter upon arbitration, all of whom shall be active or retired disinterested executive officers of insurance or reinsurance companies or Lloyd's London Underwriters. In the event that either party should fail to choose an Arbiter within 30 days following a written request by the other party to do so, the requesting party may choose two Arbiters who shall in turn choose an Umpire before entering upon arbitration. If the two Arbiters fail to agree upon the selection of an Umpire within 30 days following their appointment, each Arbiter shall nominate three candidates within 10 days thereafter, two of whom the other shall decline, and the decision shall be made by drawing lots.

B. Each party shall present its case to the Arbiters within 30 days following the date of appointment of the Umpire. The Arbiters shall consider this Contract as an honorable engagement rather than merely as a legal obligation and they are relieved of all judicial formalities and may abstain from following the strict rules of law. The decision of the Arbiters shall be final and binding on both parties; but failing to agree, they shall call in the Umpire and the decision of the majority shall be final and binding upon both parties. Judgment upon the final decision of the Arbiters may be entered in any court of competent jurisdiction.

C. If more than one reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one party for purposes of this Article and communications shall be made by the Company to each of the reinsurers constituting one party, provided, however, that nothing herein shall impair the rights of such reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the reinsurers participating under the terms of this Contract from several to joint.

D. Each party shall bear the expense of its own Arbiter, and shall jointly and equally bear with the other the expense of the Umpire and of the arbitration. In the event that the two Arbiters are chosen by one party, as above provided, the expense of the Arbiters, the Umpire and the arbitration shall be equally divided between the two parties.

E. Any arbitration proceedings shall take place at a location mutually agreed upon by the parties to this Contract, but notwithstanding the location of the arbitration, all proceedings pursuant hereto shall be governed by the law of the state in which the Company has its principal office.


Article XXIII - Service of Suit (BRMA 49C)

(Applicable if the Reinsurer is not domiciled in the United
States of America, and/or is not authorized in any State, Territory or District of the United States where authorization is required by insurance regulatory authorities)

A. It is agreed that in the event the Reinsurer fails to pay any amount claimed to be due hereunder, the Reinsurer, at the request of the Company, will submit to the jurisdiction of any court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.

B. Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefor, the Reinsurer hereby designates the party named in its Interests and Liabilities Agreement, or if no party is named therein, the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract.


Article XXIV - Intermediary (BRMA 23A)

E. W. Blanch Co. is hereby recognized as the Intermediary negotiating this Contract for all business hereunder. All communications (including but not limited to notices, statements, premium, return premium, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through E. W. Blanch Co., Reinsurance Services, 3500 West 80th Street, Minneapolis, Minnesota 55431. Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed to constitute payment to the Company only to the extent that such payments are actually received by the Company.


In Witness Whereof, the Company by its duly authorized representative has executed this Contract as of the date undermentioned at:

Indianapolis, Indiana,this _______ day of ____________________________________
199___.

                __________________________________________________
                ___
                Meridian Mutual Group


                           Schedule A

             Excess Catastrophe Reinsurance Contract
                   Effective:  January 1, 1996

                            issued to

                      Meridian Mutual Group
                      Indianapolis, Indiana



                      Second     Third       Fourth       Fifth
                      Excess     Excess      Excess       Excess

Company's Retention $6,000,000 $10,000,000 $18,000,000 $30,000,000


Reinsurer's Per     $4,000,000 $ 8,000,000 $12,000,000 $35,000,000
Occurrence Limit
(95.0% of)

Reinsurer's Annual  $8,000,000 $16,000,000 $24,000,000 $70,000,000
Limit (95.0% of)

Annual Minimum
Premium               $403,120    $456,000    $456,000    $824,800

Premium Rate           .711%       .804%        .804%      1.455%

Annual Deposit
Premium               $504,000    $570,000    $570,000  $1,030,000

Quarterly Deposit     $126,000    $142,500    $142,500    $257,500
Premium



The figures listed above for each excess layer shall apply to each Subscribing Reinsurer in the percentage share for that excess layer as expressed in its Interests and Liabilities
Agreement attached hereto.
                        Table of Contents


Article                                                      Page

          Preamble                                             1
     I    Classes of Business Reinsured                        1
    II    Term                                                 2
   III    Territory                                            2
    IV    Exclusions                                           2
     V    Retention and Limit                                  4
    VI    Reinstatement                                        5
   VII    Definition of Ultimate Net Loss                      6
  VIII    Other Reinsurance                                    6
    IX    Loss Occurrence (NMA 2244/BRMA 27A)                  6
     X    Loss Notices and Settlements                         7
    XI    Salvage and Subrogation                              8
   XII    Premium                                              8
  XIII    Offset (BRMA 36C)                                    9
   XIV    Access to Records (BRMA 1D)                          9
    XV    Net Retained Lines (BRMA 32E)                        9
   XVI    Errors and Omissions (BRMA 14F)                      9
  XVII    Currency (BRMA 12A)                                 10
 XVIII    Taxes (BRMA 50C)                                    10
   XIX    Federal Excise Tax (BRMA 17A)                       10
    XX    Unauthorized Reinsurers                             10
   XXI    Insolvency                                          12
  XXII    Arbitration (BRMA 6J)                               12
 XXIII    Service of Suit (BRMA 49C)                          13
  XXIV    Intermediary (BRMA 23A)                             14
          Schedule A



               Interests and Liabilities Agreement

                               of

              The Aetna Casualty and Surety Company
                      Hartford, Connecticut
    (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

             Excess Catastrophe Reinsurance Contract
                   Effective:  January 1, 1996

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            7.00% of the Second Excess Catastrophe Reinsurance
               0% of the Third Excess Catastrophe Reinsurance 0% of the Fourth Excess Catastrophe Reinsurance 0% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1996, and shall continue in force until December 31, 1996, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hartford, Connecticut,this ________ day of _______________________199___.

                __________________________________________________
                ___
                The Aetna Casualty and Surety Company


               Interests and Liabilities Agreement

                               of

                    Albingia Versicherungs AG
                        Hamburg, Germany
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

             Excess Catastrophe Reinsurance Contract
                   Effective:  January 1, 1996

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance 0% of the Third Excess Catastrophe Reinsurance 0% of the Fourth Excess Catastrophe Reinsurance
            2.50% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1996, and shall continue in force until December 31, 1996, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamburg, Germany,this _______ day of ___________________________199___.

                __________________________________________________
                ___
                Albingia Versicherungs AG


               Interests and Liabilities Agreement

                               of

                             AXA RE
                          Paris, France
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

             Excess Catastrophe Reinsurance Contract
                   Effective:  January 1, 1996

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance 0% of the Third Excess Catastrophe Reinsurance
            6.00% of the Fourth Excess Catastrophe Reinsurance 5.00% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1996, and shall continue in force until December 31, 1996, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Paris, France,this _______ day of ______________________________199___.

                __________________________________________________
                ___
                AXA RE


               Interests and Liabilities Agreement

                               of

                     AXA Reinsurance Company
                      Wilmington, Delaware
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

             Excess Catastrophe Reinsurance Contract
                   Effective:  January 1, 1996

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance
            5.00% of the Third Excess Catastrophe Reinsurance
               0% of the Fourth Excess Catastrophe Reinsurance
            1.25% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1996, and shall continue in force until December 31, 1996, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York,this _______ day of _________________________ 199___.

                __________________________________________________
                ___
                AXA Reinsurance Company


               Interests and Liabilities Agreement

                               of

                Bayerische Ruckversicherung A.G.
                         Munich, Germany
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

             Excess Catastrophe Reinsurance Contract
                   Effective:  January 1, 1996

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            5.00% of the Second Excess Catastrophe Reinsurance
               0% of the Third Excess Catastrophe Reinsurance 0% of the Fourth Excess Catastrophe Reinsurance
            5.00% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1996, and shall continue in force until December 31, 1996, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Munich, Germany,this _______ day of ____________________________199___.

                __________________________________________________
                ___
                Bayerische Ruckversicherung A.G.


               Interests and Liabilities Agreement

                               of

              Cie Transcontinentale de Reassurance
                          Paris, France
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

             Excess Catastrophe Reinsurance Contract
                   Effective:  January 1, 1996

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            4.00% of the Second Excess Catastrophe Reinsurance 2.50% of the Third Excess Catastrophe Reinsurance 2.50% of the Fourth Excess Catastrophe Reinsurance 1.25% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1996, and shall continue in force until December 31, 1996, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Paris, France,this _______ day of ______________________________199___.

                __________________________________________________
                ___
                Cie Transcontinentale de Reassurance


               Interests and Liabilities Agreement

                               of

              Constitution Reinsurance Corporation
                       New York, New York
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

             Excess Catastrophe Reinsurance Contract
                   Effective:  January 1, 1996

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance
               0% of the Third Excess Catastrophe Reinsurance
            5.00% of the Fourth Excess Catastrophe Reinsurance
               0% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1996, and shall continue in force until December 31, 1996, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York,this _______ day of _________________________199___.

                __________________________________________________
                ___
                Constitution Reinsurance Corporation


               Interests and Liabilities Agreement

                               of

                Country Mutual Insurance Company
                      Bloomington, Illinois
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

             Excess Catastrophe Reinsurance Contract
                   Effective:  January 1, 1996

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            6.58% of the Second Excess Catastrophe Reinsurance
               0% of the Third Excess Catastrophe Reinsurance 0% of the Fourth Excess Catastrophe Reinsurance 0% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1996, and shall continue in force until December 31, 1996, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Bloomington, Illinois,this _______ day of _______________________
199___.

                __________________________________________________
                ___
                Country Mutual Insurance Company


               Interests and Liabilities Agreement

                               of

                   Dorinco Reinsurance Company
                        Midland, Michigan
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

             Excess Catastrophe Reinsurance Contract
                   Effective:  January 1, 1996

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

           10.00% of the Second Excess Catastrophe Reinsurance
               0% of the Third Excess Catastrophe Reinsurance
            6.00% of the Fourth Excess Catastrophe Reinsurance
               0% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1996, and shall continue in force until December 31, 1996, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Midland, Michigan,this _______ day of __________________________199___.

                __________________________________________________
                ___
                Dorinco Reinsurance Company


               Interests and Liabilities Agreement

                               of

                Employers Mutual Casualty Company
                        Des Moines, Iowa
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

             Excess Catastrophe Reinsurance Contract
                   Effective:  January 1, 1996

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance
            2.00% of the Third Excess Catastrophe Reinsurance 0.60% of the Fourth Excess Catastrophe Reinsurance 1.00% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1996, and shall continue in force until December 31, 1996, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Des Moines, Iowa,this _______ day of ___________________________199___.

                __________________________________________________
                ___
                Employers Mutual Casualty Company


               Interests and Liabilities Agreement

                               of

                     Erie Insurance Exchange
                       Erie, Pennsylvania
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

             Excess Catastrophe Reinsurance Contract
                   Effective:  January 1, 1996

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            1.50% of the Second Excess Catastrophe Reinsurance 2.00% of the Third Excess Catastrophe Reinsurance 1.25% of the Fourth Excess Catastrophe Reinsurance 1.25% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1996, and shall continue in force until December 31, 1996, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Erie, Pennsylvania,this _______ day of __________________________ 199___.

                __________________________________________________
                ___
                Erie Insurance Exchange


               Interests and Liabilities Agreement

                               of

          Farmers Mutual Hail Insurance Company of Iowa
                        Des Moines, Iowa
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

             Excess Catastrophe Reinsurance Contract
                   Effective:  January 1, 1996

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance
            1.50% of the Third Excess Catastrophe Reinsurance
               0% of the Fourth Excess Catastrophe Reinsurance
            0.35% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1996, and shall continue in force until December 31, 1996, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Des Moines, Iowa,this _______ day of ___________________________ 199___.

                __________________________________________________
                ___
                Farmers Mutual Hail Insurance Company of Iowa


               Interests and Liabilities Agreement

                               of

            First Excess and Reinsurance Corporation
                      Overland Park, Kansas
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

             Excess Catastrophe Reinsurance Contract
                   Effective:  January 1, 1996

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance
            6.00% of the Third Excess Catastrophe Reinsurance 2.00% of the Fourth Excess Catastrophe Reinsurance
               0% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1996, and shall continue in force until December 31, 1996, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Overland Park, Kansas,this _______ day of _______________________199___.

                __________________________________________________
                ___
                First Excess and Reinsurance Corporation

               Interests and Liabilities Agreement

                               of

                       GIO Insurance Ltd.
                   trading as GIO Reinsurance
                        Sydney, Australia
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

             Excess Catastrophe Reinsurance Contract
                   Effective:  January 1, 1996

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana


The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            7.50% of the Second Excess Catastrophe Reinsurance 7.50% of the Third Excess Catastrophe Reinsurance 4.25% of the Fourth Excess Catastrophe Reinsurance
               0% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1996, and shall continue in force until December 31, 1996, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Sydney, Australia,this _______ day of __________________________199___.

                __________________________________________________
                ___
                GIO Insurance Ltd.
                trading as GIO Reinsurance


               Interests and Liabilities Agreement

                               of

                        Global Capital Re
                        Hamilton, Bermuda
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

             Excess Catastrophe Reinsurance Contract
                   Effective:  January 1, 1996

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance
            5.00% of the Third Excess Catastrophe Reinsurance 7.50% of the Fourth Excess Catastrophe Reinsurance
               0% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1996, and shall continue in force until December 31, 1996, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda,this _______ day of __________________________199___.

                __________________________________________________
                ___
                Global Capital Re


               Interests and Liabilities Agreement

                               of

            Great Lakes American Reinsurance Company
                       New York, New York
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

             Excess Catastrophe Reinsurance Contract
                   Effective:  January 1, 1996

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance
            5.25% of the Third Excess Catastrophe Reinsurance
               0% of the Fourth Excess Catastrophe Reinsurance 0% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1996, and shall continue in force until December 31, 1996, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York,this _______ day of _________________________199___.

                __________________________________________________
                ___
                Great Lakes American Reinsurance Company


               Interests and Liabilities Agreement

                               of

               Grinnell Mutual Reinsurance Company
                         Grinnell, Iowa
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

             Excess Catastrophe Reinsurance Contract
                   Effective:  January 1, 1996

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance 0% of the Third Excess Catastrophe Reinsurance
            1.50% of the Fourth Excess Catastrophe Reinsurance 0.35% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1996, and shall continue in force until December 31, 1996, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Grinnell, Iowa,this _______ day of _____________________________199___.

                __________________________________________________
                ___
                Grinnell Mutual Reinsurance Company


               Interests and Liabilities Agreement

                               of

             Helvetia Swiss Insurance Company, Ltd.
                     St. Gallen, Switzerland
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

             Excess Catastrophe Reinsurance Contract
                   Effective:  January 1, 1996

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance
            1.00% of the Third Excess Catastrophe Reinsurance
               0% of the Fourth Excess Catastrophe Reinsurance 0% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1996, and shall continue in force until December 31, 1996, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

St. Gallen, Switzerland,this _______ day of _____________________
______________199___.

                __________________________________________________
                ___
                Helvetia Swiss Insurance Company, Ltd.


               Interests and Liabilities Agreement

                               of

                Insurance Corporation of Hannover
                        Chicago, Illinois
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

             Excess Catastrophe Reinsurance Contract
                   Effective:  January 1, 1996

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            3.50% of the Second Excess Catastrophe Reinsurance 2.50% of the Third Excess Catastrophe Reinsurance
               0% of the Fourth Excess Catastrophe Reinsurance 0% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1996, and shall continue in force until December 31, 1996, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Los Angeles, California,this _______ day of _____________________199___.

                __________________________________________________
                ___
                Insurance Corporation of Hannover


               Interests and Liabilities Agreement

                               of

  International Property Catastrophe Reinsurance Company, Ltd.
                        Hamilton, Bermuda
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

             Excess Catastrophe Reinsurance Contract
                   Effective:  January 1, 1996

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            3.67% of the Second Excess Catastrophe Reinsurance 2.00% of the Third Excess Catastrophe Reinsurance
               0% of the Fourth Excess Catastrophe Reinsurance
            2.50% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1996, and shall continue in force until December 31, 1996, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda,this _______ day of __________________________199___.

                __________________________________________________
                ___
                International Property Catastrophe Reinsurance
                Company, Ltd.


               Interests and Liabilities Agreement

                               of

             La Mutuelle Du Mans Assurances I.A.R.D.
                         LeMans, France
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

             Excess Catastrophe Reinsurance Contract
                   Effective:  January 1, 1996

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance
            2.00% of the Third Excess Catastrophe Reinsurance 1.50% of the Fourth Excess Catastrophe Reinsurance 1.50% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1996, and shall continue in force until December 31, 1996, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

LeMans, France,this _______ day of _____________________________199___.

                __________________________________________________
                ___
                La Mutuelle Du Mans Assurances I.A.R.D.


               Interests and Liabilities Agreement

                               of

                       LaSalle Re Limited
                        Hamilton, Bermuda
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

             Excess Catastrophe Reinsurance Contract
                   Effective:  January 1, 1996

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance 15.75% of the Third Excess Catastrophe Reinsurance 10.52% of the Fourth Excess Catastrophe Reinsurance
            2.50% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1996, and shall continue in force until December 31, 1996, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda,this _______ day of ___________________________199___.

                __________________________________________________
                ___
                LaSalle Re Limited


               Interests and Liabilities Agreement

                               of

             Mapfre Re Compania de Reaseguros, S.A.
                          Madrid, Spain
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

             Excess Catastrophe Reinsurance Contract
                   Effective:  January 1, 1996

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            2.00% of the Second Excess Catastrophe Reinsurance 2.00% of the Third Excess Catastrophe Reinsurance 1.50% of the Fourth Excess Catastrophe Reinsurance 2.50% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1996, and shall continue in force until December 31, 1996, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Madrid, Spain,this _______ day of _______________________________ 199___.

                __________________________________________________
                ___
                Mapfre Re Compania de Reaseguros, S.A.


               Interests and Liabilities Agreement

                               of

               Nationwide Mutual Insurance Company
                         Columbus, Ohio
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

             Excess Catastrophe Reinsurance Contract
                   Effective:  January 1, 1996

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            3.50% of the Second Excess Catastrophe Reinsurance 3.50% of the Third Excess Catastrophe Reinsurance 3.00% of the Fourth Excess Catastrophe Reinsurance 2.50% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1996, and shall continue in force until December 31, 1996, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Columbus, Ohio,this _______ day of _____________________________199___.

                __________________________________________________
                ___
                Nationwide Mutual Insurance Company


               Interests and Liabilities Agreement

                               of

            Reinsurance Australia Corporation Limited
                        Sydney, Australia
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

             Excess Catastrophe Reinsurance Contract
                   Effective:  January 1, 1996

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            3.00% of the Second Excess Catastrophe Reinsurance 7.50% of the Third Excess Catastrophe Reinsurance
               0% of the Fourth Excess Catastrophe Reinsurance 0% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1996, and shall continue in force until December 31, 1996, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Sydney, Australia,this _______ day of __________________________199___.

                __________________________________________________
                ___
                Reinsurance Australia Corporation Limited


               Interests and Liabilities Agreement

                               of

                  Renaissance Reinsurance Ltd.
                        Hamilton, Bermuda
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

             Excess Catastrophe Reinsurance Contract
                   Effective:  January 1, 1996

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance 0% of the Third Excess Catastrophe Reinsurance 0% of the Fourth Excess Catastrophe Reinsurance
           10.00% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1996, and shall continue in force until December 31, 1996, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda,this _______ day of __________________________199___.

                __________________________________________________
                ___
                Renaissance Reinsurance Ltd.


               Interests and Liabilities Agreement

                               of

           St. Paul Fire and Marine Insurance Company
                       St. Paul, Minnesota
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

             Excess Catastrophe Reinsurance Contract
                   Effective:  January 1, 1996

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana


The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance
            2.00% of the Third Excess Catastrophe Reinsurance 2.50% of the Fourth Excess Catastrophe Reinsurance 1.10% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1996, and shall continue in force until December 31, 1996, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York,this _______ day of _________________________199___.

                __________________________________________________
                ___
                St. Paul Fire and Marine Insurance Company
                St. Paul Reinsurance Management Corporation,
                Reinsurance Managers


               Interests and Liabilities Agreement

                               of

                   Shelter Reinsurance Company
                       Columbia, Missouri
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

             Excess Catastrophe Reinsurance Contract
                   Effective:  January 1, 1996

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            1.00% of the Second Excess Catastrophe Reinsurance 0.75% of the Third Excess Catastrophe Reinsurance 1.00% of the Fourth Excess Catastrophe Reinsurance 0.50% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1996, and shall continue in force until December 31, 1996, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Columbia, Missouri,this _______ day of _________________________199___.

                __________________________________________________
                ___
                Shelter Reinsurance Company


               Interests and Liabilities Agreement

                               of

           Sirius International Insurance Corporation
                        Stockholm, Sweden
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

             Excess Catastrophe Reinsurance Contract
                   Effective:  January 1, 1996

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance 0% of the Third Excess Catastrophe Reinsurance 0% of the Fourth Excess Catastrophe Reinsurance
            1.00% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1996, and shall continue in force until December 31, 1996, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Stockholm, Sweden,this _______ day of __________________________199___.

                __________________________________________________
                ___
                Sirius International Insurance Corporation


               Interests and Liabilities Agreement

                               of

            SOREMA North America Reinsurance Company
                       New York, New York
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

             Excess Catastrophe Reinsurance Contract
                   Effective:  January 1, 1996

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance 0% of the Third Excess Catastrophe Reinsurance
           15.00% of the Fourth Excess Catastrophe Reinsurance
            7.50% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1996, and shall continue in force until December 31, 1996, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York,this _______ day of _________________________199___.

                __________________________________________________
                ___
                SOREMA North America Reinsurance Company
               Interests and Liabilities Agreement

                               of

         The Sumitomo Marine & Fire Insurance Co., Ltd.
                          (U.S. Branch)
                       New York, New York
                             through
               Sumitomo Marine Re Management, Inc.
                       New York, New York
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

             Excess Catastrophe Reinsurance Contract
                   Effective:  January 1, 1996

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana


The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            1.75% of the Second Excess Catastrophe Reinsurance
               0% of the Third Excess Catastrophe Reinsurance
            1.00% of the Fourth Excess Catastrophe Reinsurance
               0% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1996, and shall continue in force until December 31, 1996, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York,this _______ day of _________________________199___.

                __________________________________________________
                ___
                The Sumitomo Marine & Fire Insurance Co., Ltd.
                (U.S. Branch)
                By:  Sumitomo Marine Re Management, Inc.


               Interests and Liabilities Agreement

                               of

                 United Fire & Casualty Company
                       Cedar Rapids, Iowa
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

             Excess Catastrophe Reinsurance Contract
                   Effective:  January 1, 1996

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance 0% of the Third Excess Catastrophe Reinsurance
            0.75% of the Fourth Excess Catastrophe Reinsurance 0.50% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1996, and shall continue in force until December 31, 1996, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Cedar Rapids, Iowa,this _______ day of _________________________199___.

                __________________________________________________
                ___
                United Fire & Casualty Company

               Interests and Liabilities Agreement

                               of

           United States Fidelity and Guaranty Company
                       Baltimore, Maryland
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

             Excess Catastrophe Reinsurance Contract
                   Effective:  January 1, 1996

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance
            5.25% of the Third Excess Catastrophe Reinsurance
               0% of the Fourth Excess Catastrophe Reinsurance
            5.00% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1996, and shall continue in force until December 31, 1996, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Morristown, New Jersey,this _______ day of _____________________ 199___.

                United States Fidelity and Guaranty Company

                By:
                _________________________________________________
                    Attorney-In-Fact


               Interests and Liabilities Agreement

                               of

            Unione Italiana di Riassicurazione S.P.A.
                           Rome, Italy
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

             Excess Catastrophe Reinsurance Contract
                   Effective:  January 1, 1996

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            1.50% of the Second Excess Catastrophe Reinsurance 1.00% of the Third Excess Catastrophe Reinsurance 1.00% of the Fourth Excess Catastrophe Reinsurance
               0% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1996, and shall continue in force until December 31, 1996, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Rome, Italy,this _______ day of ________________________________199___.

                __________________________________________________
                ___
                Unione Italiana di Riassicurazione S.P.A.


               Interests and Liabilities Agreement

                               of

                Vesta Fire Insurance Corporation
                       Birmingham, Alabama
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

             Excess Catastrophe Reinsurance Contract
                   Effective:  January 1, 1996

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance 0% of the Third Excess Catastrophe Reinsurance
            5.50% of the Fourth Excess Catastrophe Reinsurance 5.00% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1996, and shall continue in force until December 31, 1996, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Birmingham, Alabama,this _______ day of _________________________199___.

                __________________________________________________
                ___
                Vesta Fire Insurance Corporation


               Interests and Liabilities Agreement

                               of

             Certain Underwriting Members of Lloyd's
        shown in the Signing Schedule(s) attached hereto
    (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

             Excess Catastrophe Reinsurance Contract
                   Effective:  January 1, 1996

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana




The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

           31.50% of the Second Excess Catastrophe Reinsurance 12.00% of the Third Excess Catastrophe Reinsurance 15.63% of the Fourth Excess Catastrophe Reinsurance 28.95% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1996, and shall continue in force until December 31, 1996, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In any action, suit or proceeding to enforce the Subscribing
Reinsurer's obligations under the attached Contract, service of process may be made upon Mendes and Mount, 750 Seventh Avenue, New York, New York 10019.

Signed for and on behalf of the Subscribing Reinsurer in the Signing Schedule(s) attached hereto.






               Interests and Liabilities Agreement

                               of

            SOREMA North America Reinsurance Company
                       New York, New York
       as the fronting company for P.R.A.M. subscriptions
    (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

             Excess Catastrophe Reinsurance Contract
                   Effective:  January 1, 1996

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana






The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

            7.00% of the Second Excess Catastrophe Reinsurance 6.00% of the Third Excess Catastrophe Reinsurance 4.50% of the Fourth Excess Catastrophe Reinsurance 3.50% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1996, and shall continue in force until December 31, 1996, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York,this _______ day of __________________________ 199___.

                __________________________________________________
                ___
                SOREMA North America Reinsurance Company




                for and on behalf of P.R.A.M.


                ____________________________________





               Interests and Liabilities Agreement

                               of

               Mid Ocean Reinsurance Company Ltd.
                        Hamilton, Bermuda
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

             Excess Catastrophe Reinsurance Contract
                   Effective:  January 1, 1996

                 issued to and duly executed by

                      Meridian Mutual Group
                      Indianapolis, Indiana





The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               0% of the Second Excess Catastrophe Reinsurance 0% of the Third Excess Catastrophe Reinsurance 0% of the Fourth Excess Catastrophe Reinsurance
            7.50% of the Fifth Excess Catastrophe Reinsurance

This Agreement shall become effective on January 1, 1996, and shall continue in force until December 31, 1996, both days inclusive.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

The following Article shall apply to the Subscribing Reinsurer's share in the attached Contract, in lieu of the provisions of
Article XXIV - Intermediary - of the Contract:

  "Article XXIV - Intermediaries

  E. W. Blanch Co. and Park International Limited are hereby recognized as the Intermediaries negotiating this Contract for all business hereunder. All communications (including but not limited to notices, statements, premium, return premium, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through E. W. Blanch Co., Reinsurance Services, 3500 West 80th Street, Minneapolis, Minnesota 55431, and Park International Limited, Insurance Brokers and Managers, 44 Church Street, Hamilton HM12, Bermuda. Payments by the Company to either of the Intermediaries shall be deemed to constitute payment to the Reinsurer. Payments by the Reinsurer to either of the Intermediaries shall be deemed to constitute payment to the Company only to the extent that such payments are actually received by the Company."

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda,this _______ day of _______________________________199___.

                __________________________________________________
                ___
                Mid Ocean Reinsurance Company Ltd.
             Excess Catastrophe Reinsurance Contract
                   Effective:  January 1, 1996

                            issued to

                      Meridian Mutual Group
                      Indianapolis, Indiana
































                        E. W. Blanch Co.

                      Reinsurance Services

                      3500 West 80th Street

                  Minneapolis, Minnesota  55431